UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 13, 2020

ADTRAN, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-24612	63-0918200
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

901 Explorer Boulevard Huntsville, Alabama		35806-2807
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (256) 963-8000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, Par Value $0.01	ADTN	The NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07Submission of Matters to a Vote of Security Holders.

ADTRAN, Inc. (the “Company”) held its Annual Meeting of Stockholders on May 13, 2020 (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (i) elected six directors to serve until the 2021 Annual Meeting of Stockholders (Proposal 1); (ii) approved the adoption of the ADTRAN, Inc. 2020 Employee Stock Incentive Plan (Proposal 2); (iii) approved the adoption of the ADTRAN, Inc. 2020 Directors Stock Plan (Proposal 3); (iv) approved, on an advisory basis, the compensation of the Company’s named executive officers (Proposal 4); and, (v) ratified the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2020 (Proposal 5). The voting results for these proposals are presented in the tables below:

Proposal 1 – Election of Directors

	For	Against	Abstain	Broker Non-Votes
Thomas R. Stanton	38,570,213	552,133	14,165	4,612,691
H. Fenwick Huss	38,425,956	697,673	12,882	4,612,691
Gregory J. McCray	38,761,871	362,304	12,336	4,612,691
Balan Nair	33,358,591	5,766,258	11,662	4,612,691
Jacqueline H. Rice	38,962,417	159,416	14,678	4,612,691
Kathryn A. Walker	38,570,536	553,957	12,018	4,612,691

Proposal 2 – Approval of the Adoption of the ADTRAN, Inc. 2020 Employee Stock Incentive Plan

For	Against	Abstain	Broker Non-Votes
37,097,885	2,025,164	13,462	4,612,691

Proposal 3 – Approval of the Adoption of the ADTRAN, Inc. 2020 Directors Stock Plan

For	Against	Abstain	Broker Non-Votes
37,037,676	2,078,218	20,617	4,612,691

Proposal 4 - Advisory Vote Regarding Compensation of the Company’s Named Executive Officers

For	Against	Abstain	Broker Non-Votes
38,240,376	848,383	47,752	4,612,691

Proposal 5 - Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2020

For	Against	Abstain
43,045,010	674,413	29,779

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 15, 2020	ADTRAN, Inc. By: /s/ Michael Foliano Michael Foliano Senior Vice President of Finance and
Chief Financial Officer